CROWN CRAFTS, INC.

NASDAQ-CM: CRWS

Southwest IDEAS
Investment Conference

November 15, 2012

Cautionary Notice Regarding Forward-Looking Statements

This presentation contains forward-looking statements by Crown Crafts, Inc. (the "Company") within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995, and all Rules and Regulations issued thereto. Such statements are based upon management's current expectations, projections, estimates and assumptions. Words such as "expects," "believes," "anticipates" and variations of such words and similar expressions identify such forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause future results to differ materially from those suggested by the forward-looking statements. These risks include, but are not limited to, general economic conditions, including changes in interest rates, the overall level of consumer spending and the price of oil, cotton and other raw materials used in the Company's products, changing competition, changes in federal and state governmental regulations with respect to the consumer products industry, changes in the retail environment, the level and pricing of future orders from the Company's customers, the Company's dependence upon third-party suppliers, including some located in foreign countries with unstable political climates, the Company's ability to successfully implement new information technologies, customer acceptance of both new designs and newly-introduced product lines, actions of competitors that may impact the Company's business, disruptions to transportation systems or shipping lanes used by the Company or its suppliers, and the Company's dependence upon licenses from third parties. Reference is also made to the Company's periodic filings with the Securities and Exchange Commission for additional risk factors that may impact the Company's results of operations and financial condition. The Company does not undertake to update the forward-looking statements contained herein to conform to actual results or changes in our expectations, whether as a result of new information, future events or otherwise.

Company Snapshot

Percentages based on operating results for the fiscal year ended April 1, 2012

Crown Crafts, Inc.
Gonzales, LA

- Crown Crafts Infant Products, Inc.
  Compton, CA
  → Dominant manufacturer of infant and toddler bedding, blankets, and accessories to mass and specialty markets
- Hamco, Inc.
  Gonzales, LA
  → Market leader of infant and toddler bibs and disposable feeding products

Net Sales by Operating Subsidiary



Crown Crafts Infant Products 75%
Hamco 25%

Gross Sales by Product Category (Unaudited)



Blankets 19%
Toddler Bedding 21%
Bibs 15%
Disposables 7%
Infant Bedding 28%
Accessories 10%

Product Offerings

Crown Crafts Infant Products

- Infant Bedding
- Toddler Bedding
- Blankets
- Accessories

Hamco

- Bibs
- Disposable Items
- Bath Items
- Accessories

- Industry leader in design expertise
- Maintains a streamlined overhead structure

Distribution Channels

Company-Owned Brands

NoJo
only the best for baby®

neat solutions for children

Bibsters Disposable Bibs

Little Bedding by NoJo

Kimberly Grant

Quality Licenses

Disney baby

Sesame Street

Hello Kitty

Fisher-Price

carter's

Nautica Kids

nickelodeon

wendy bellissimo

Little Me

Crown Crafts Infant Products





Infant (Crib) Bedding

- Generally used until age 2
- Crib bedding ranks fourth among the items that new moms own

Toddler Bedding

- Generally used from ages 2-4
- Almost entirely driven by licenses as children experience movies, toys, etc.

Hamco Products


neat solutions for children
123
SESAME STREET
ELMO
tuckaroo
The Bib Reinvented!
Fisher-Price
Bibsters
Disposable Bibs
Little Monkey
I'm the Queen of Everything
sweet baby

Neat Solutions®

- Founded in 1995; assets acquired by Hamco in July 2009
- Leading designer, producer and marketer of infant and toddler products, with a focus on products that provide convenience and germ protection

Disposable Interactive Placemats	Disposable Toilet Seat Covers
Disposable Cup Labels	Disposable Changing Mats
Disposable Bibs	Disposable Floor Mats
Disposable Shopping Cart Covers	Reusable Floor Mats

- More than **95% market share**, with distribution in grocery and drug stores, restaurants, specialty stores and mass market retailers

Neat Solutions® Products

potty topper®


SESAME STREET
potty topper
ECO-FRIENDLY

floor topper®


Disney
floor topper
Winnie the Pooh

tidy topper®
name tag labels


36
SESAME STREET
name tag labels

shopper topper®


20
SESAME STREET
shopper topper

table topper®


18 Disposable Placemats
Napperon Jetable
Individuales Desechables
Disney PIXAR
table topper


WE SAY EAT MOR
YOU SAY CHIKIN!
Chick-fil-A
kids

Bibsters®

- Bibsters® disposable bibs were launched by Procter and Gamble in February 2003 and acquired by Hamco in May 2010 – provides a disposable bib solution for moms "on the go"

- Bibsters® product line includes:

16 Count Toddler Pocket Bib	4 Count Trial and Travel Size Bib
32 Count Toddler Pocket Bib	20 Count Book-o-Bibs™

- **Dominant market share in the disposable bib category, with retail placement at Mass, Mid-Tier, Grocery & Drug and top e-tailers**

- Strong complement to Neat Solutions' disposable product line acquired in 2009

Demand Factors – Birth Trends



Annual U.S. Births (in millions)
4.50
4.00
3.50
4.06
4.03
4.02
4.09
4.11
4.14
4.27
4.32
4.25
4.13
4.00
3.95
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011



First Births - Number of births per 1,000 fertile* women in the given year that are their first child
28.0
27.5
27.0
26.5
26.0
25.5
25.0
26.5
25.9
25.8
26.5
26.4
26.5
27.4
27.8
27.5
26.8
25.9
25.4
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
* Defined as women aged 15-44 years, regardless of actual fertility

- Baseline demand is derived from annual births in the U.S.
  - Decreased by over 8% from 2007 to 2011
  - First births are at their lowest point in ten years
  - White births are no longer the majority in the U.S.
  - Moreover, white women as a group are aging, with a median age of 42
  - Hispanic women, however, with a median age of 27, are at their peak fertility
  - Nearly half of moms say that the economy factored into their plans to have a baby

Brand Portfolio is Balanced


Gross Sales by Product Branding
Excludes Toddler Sales Due to High Percentage of Licensed Sales (>97%) - Unaudited
100%
80%
60%
40%
20%
0%
20%
31%
48%
31%
29%
39%
Fiscal Year 2009
Fiscal Year 2012
Licensed
Private Label
Company Brands

Dominant Retail Distribution


BABIES R US
The Baby Superstore
TOYS R US
Walmart
Save money. Live better.
TARGET
kmart
BABY DEPOT at Burlington Coat Factory
DOLLAR GENERAL
buybuy BABY
International
amazon.com
All Others
22%
12%
9%
4%
3%
2%
2%
2%
10%
34%

Gross Sales by Customer
For the Fiscal Year Ended April 1, 2012
(Unaudited)

Financial Highlights

Operating Highlights


Net Sales (in millions)
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$72.0
$74.9
$87.4
$86.1
$90.0
$85.3
2007
2008
2009
2010
2011
2012
Fiscal Year


Adjusted Diluted Earnings per Share
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.39
$0.43
$0.48
$0.52
$0.45
$0.52
2007
2008
2009
2010
2011
2012
Fiscal Year


Adjusted EBITDA (in millions)
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$8.6
$9.0
$9.9
$10.3
$9.0
$9.5
2007
2008
2009
2010
2011
2012
Fiscal Year


Adjusted EBITDA as a Percentage of Net Sales
15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
12.0%
12.0%
11.3%
12.0%
10.0%
11.1%
2007
2008
2009
2010
2011
2012
Fiscal Year

Operating Cash Flow Strengthens Balance Sheet



Debt (Cash) Balances
Amounts shown are Net of Cash
Springs purchased in November, 2007
$ Millions
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$(5.0)
$(10.0)
$47.7
$39.4
$33.6
$31.4
$26.4
$20.1
$5.7
$16.9
$10.0
$5.1
$6.1
$(0.2)
$(6.3)
July 2001 *
March 2002
March 2003
March 2004
March 2005
March 2006
March 2007
March 2008
March 2009
March 2010
March 2011
March 2012
Sept 2012 *
* Unaudited

In addition to lowering its debt levels, the Company has, since December 2006, paid $18.4 million for acquisitions and $4.0 million in cash dividends.

Stock Return Metrics



Closing Stock Price and Dividend Yield
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
02/05/10
05/05/10
08/05/10
11/05/10
02/05/11
05/05/11
08/05/11
11/05/11
02/05/12
05/05/12
08/05/12
11/05/12
Closing Stock Price ($)
Dividend Yield (%)

The dividend yield is calculated prospectively on the presumption of the annualization of the most recently declared regular dividend, the hypothetical purchase of the Company's common stock at the day's closing price, and the subsequent ownership of the stock at least through the record date of the next regular dividend.

Dividend History
(Since the Resumption of Regular Dividends in 2010)

Quarterly Dividend	Date Declared	Date Paid	Dividend Per Share	Dividend Amount
1	02/09/10	04/02/10	$ 0.02	$ 184,298
2	05/07/10	07/02/10	$ 0.02	$ 185,100
3	08/10/10	10/01/10	$ 0.02	$ 190,942
4	11/04/10	12/31/10	$ 0.02	$ 191,629
5	02/04/11	04/08/11	$ 0.03	$ 287,478
6	05/20/11	07/08/11	$ 0.03	$ 288,760
7	08/09/11	10/07/11	$ 0.03	$ 289,667
8	11/07/11	01/06/12	$ 0.04	$ 386,308
9	02/09/12	04/06/12	$ 0.04	$ 386,660
10	03/22/12	07/06/12	$ 0.08	$ 779,784
11	08/14/12	10/05/12	$ 0.08	$ 784,203
Total Paid through 11/15/12			**$ 0.41**	**$ 3,954,829**
12	11/07/12	12/27/12	$ 0.08	$ 784,340
Special	**11/07/12**	**12/27/12**	**$ 0.50**	**$ 4,902,124**
Declared through 11/15/12			**$ 0.99**	**$ 9,641,293**

The Company's dividend history demonstrates the Board's commitment to an immediate return of value and its confidence in the Company's strong and sustainable free cash flow.

The amounts shown for the regular and special dividends to be paid on 12/27/12 are based on the number of outstanding shares on 11/05/12, and are subject to change based upon changes in the number of outstanding shares before the record date of 12/14/12.

The declaration of each dividend is at the discretion of the Company's Board of Directors, and the Company expressly disclaims any guarantees as to the frequency and amount of any future dividends.

Market Capitalization as a Multiple of Reported Trailing 12-Month Adjusted EBITDA


7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
02/05/10
05/05/10
08/05/10
11/05/10
02/05/11
05/05/11
08/05/11
11/05/11
02/05/12
05/05/12
08/05/12
11/05/12

Investor Considerations

- **Strong balance sheet**
    - ***Debt free and building cash***

- **High-yielding dividend**

- **Robust and consistent operating cash flow**

- **Analyst coverage**
    - ***Roth Capital Partners*** ***Elizabeth Pierce, CFA***
    - ***Sidoti & Company, LLC*** ***James Fronda***

For Additional Information

Attendees and other viewers of this presentation are advised to read all reports and other filings made by the Company with the Securities and Exchange Commission under the Securities Act of 1933 and the Securities Exchange Act of 1934. Copies of these filings may be obtained, without charge, by directing a request to Halliburton Investor Relations, 14651 Dallas Parkway, Suite 800, Dallas, TX 75254, or at www.sec.gov.

The Presentation of Non-GAAP Financial Measures

In addition to the Company's presentation of its financial position and results of operations in conformity with accounting principles generally accepted in the U.S. ("GAAP"), the Company has also presented measures of its financial position which are not determined in accordance with GAAP. These non-GAAP financial measures include Adjusted EBITDA and Adjusted diluted earnings per share. Adjusted EBITDA excludes a gain on debt restructuring in fiscal year 2007 and a goodwill impairment charge in fiscal year 2009, and Adjusted diluted earnings per share excludes these items on an after-tax basis. The Company, consistent with its internal analysis, has also presented its debt balances on a net-of-cash basis. Offsetting these amounts in this manner is permitted under GAAP in only limited circumstances. The Company uses non-GAAP financial measures internally to monitor the Company's operating results and cash flow and to evaluate the performance of its businesses. The Company believes that non-GAAP financial measures provide useful information and are an important indicator of the Company's ability to generate cash sufficient to reduce debt, declare and pay dividends, make strategic investments, meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due. The items excluded to calculate non-GAAP financial measures are significant components in understanding and assessing the Company's financial position and results of operations. These non-GAAP measures are provided as supplemental information and should be considered in addition to, and not as a substitute for, the Company's GAAP measures, including its debt balances, net income or loss, diluted earnings per share, cash flow provided by or used in operating, investing or financing activities, and other measures of financial position or results of operations reported in accordance with GAAP. Because these non-GAAP financial measures are not calculated in accordance with GAAP, companies typically calculate them in varying ways. Therefore, the non-GAAP financial measures as presented by the Company may not be comparable to similarly titled measures of other companies.

Non-GAAP Reconciliations
(in thousands, except per share amounts - Unaudited)

	Fiscal Year						Quarter Ended	
Adjusted EBITDA:	2007	2008	2009	2010	2011	2012	07/01/12	09/30/12
Net income (loss)	$ 7,601	$ 4,353	$ (17,086)	$ 4,780	$ 4,306	$ 5,039	$ 897	$ 755
Interest expense	1,362	775	1,089	692	460	229	19	18
Interest income	(108)	(12)	(139)	(17)	(2)	(0)	(6)	(24)
Income tax expense	3,318	2,746	1,102	3,034	2,726	2,880	531	392
Depreciation	452	349	285	286	257	267	55	54
Amortization	107	784	1,745	1,544	1,224	1,057	187	194
EBITDA	12,732	8,995	(13,004)	10,319	8,971	9,472	1,683	1,389
Gain on debt restructuring	(4,069)	-	-	-	-	-	-	-
Impairment to goodwill	-	-	22,884	-	-	-	-	-
Adjusted EBITDA	$ 8,663	$ 8,995	$ 9,880	$ 10,319	$ 8,971	$ 9,472	$ 1,683	$ 1,389
Adjusted diluted earnings per share:								
Net income (loss)	$ 7,601	$ 4,353	$ (17,086)	$ 4,780	$ 4,306	$ 5,039	$ 897	$ 755
Gain on debt restructuring	(4,069)	-	-	-	-	-	-	-
Impairment to goodwill	-	-	22,884	-	-	-	-	-
Income tax expense (benefit) on above	373	-	(1,323)	-	-	-	-	-
Adjusted net income	$ 3,905	$ 4,353	$ 4,475	$ 4,780	$ 4,306	$ 5,039	$ 897	$ 755
Diluted shares outstanding	10,038	10,165	9,317	9,295	9,670	9,747	9,802	9,847
Adjusted diluted earnings per share	$ 0.39	$ 0.43	$ 0.48	$ 0.52	$ 0.45	$ 0.52	$ 0.09	$ 0.08